File Nos. 33-9452
                                                                811-4871
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

      Pre-Effective Amendment No.                                   [ ]

      Post-Effective Amendment No. 16                               [X]

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

      Amendment No. 16                                              [X]


                          (Check appropriate box or boxes.)

                   GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                 (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York     10166
           (Address of Principal Executive Offices)(Zip Code)


      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                Mark N. Jacobs, Esq.
                                   200 Park Avenue
                              New York, New York 10166
                       (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)

       X   on December 2, 1996 pursuant to paragraph (b)

           60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
           75 days after filing pursuant to paragraph (a)(ii)

           on (date) pursuant to paragraph (a)(ii) of Rule 485



If appropriate, check the following box:

      ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, 1996 was filed on September 30, 1996.





                   GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                    Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A     Caption                                         Page

   1       Cover Page                                         Cover

   2       Synopsis                                           3

   3       Condensed Financial Information                    4

   4       General Description of Registrant                  6


   5       Management of the Fund                             9


   5(a)    Management's Discussion of Fund's Performance *


   6       Capital Stock and Other Securities                 19


   7       Purchase of Securities Being Offered               10


   8       Redemption or Repurchase                           14

   9       Pending Legal Proceedings                          *


Items in
Part B of
Form N-1A

   10      Cover Page                                         Cover

   11      Table of Contents                                  Cover

   12      General Information and History                    B-1, B-25


   13      Investment Objectives and Policies                 B-2


   14      Management of the Fund                             B-8


   15      Control Persons and Principal                      B-11
           Holders of Securities


   16      Investment Advisory and Other                      B-12
           Services




NOTE:  * Omitted since answer is negative or inapplicable.


                   GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
              Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A        Caption                                            Page

   17      Brokerage Allocation                                     B-22

   18      Capital Stock and Other Securities                       B-24

   19      Purchase, Redemption and Pricing                         B-14, B-16,
           of Securities Being Offered                              B-21

   20      Tax Status                                               *

   21      Underwriters                                             B-1, B-12


   22      Calculations of Performance Data                         B-21


   23      Financial Statements                                     B-43


Items in
Part C of
Form N-1A

   24      Financial Statements and Exhibits                        C-1

   25      Persons Controlled by or Under                           C-3
           Common Control with Registrant

   26      Number of Holders of Securities                          C-3

   27      Indemnification                                          C-4

   28      Business and Other Connections of                        C-4
           Investment Adviser

   29      Principal Underwriters                                   C-11

   30      Location of Accounts and Records                         C-14

   31      Management Services                                      C-14

   32      Undertakings                                             C-14




NOTE:  * Omitted since answer is negative or inapplicable.




PROSPECTUS                                                    DECEMBER 2, 1996


               GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
        GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA INCOME TAXES TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO.

        THE FUND'S SHARES MAY BE PURCHASED ONLY BY CLIENTS OF SERVICE AGENTS AS DESCRIBED HEREIN. BY THIS PROSPECTUS, THE FUND IS OFFERING CLASS A AND CLASS B SHARES. CLASS A SHARES AND CLASS B SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS.


        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SINCE THE FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 2, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
TABLE OF CONTENTS
                                                                   PAGE

             ANNUAL FUND OPERATING EXPENSES..............            3
             CONDENSED FINANCIAL INFORMATION ............            4
             YIELD INFORMATION...........................            5
             DESCRIPTION OF THE FUND.....................            6
             MANAGEMENT OF THE FUND......................            9
             HOW TO BUY SHARES...........................            10
             SHAREHOLDER SERVICES........................            12
             HOW TO REDEEM SHARES........................            14
             DISTRIBUTION PLAN...........................            17
             SHAREHOLDER SERVICES PLANS..................            17
             DIVIDENDS, DISTRIBUTIONS AND TAXES..........            17
             GENERAL INFORMATION.........................            19
             APPENDIX....................................            20

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                    [This Page Intentionally Left Blank]
                                    Page 2

                        ANNUAL FUND OPERATING EXPENSES
              (as a percentage of average daily net assets)
                                                                                              CLASS A       CLASS B
                                                                                              SHARES        SHARES
                                                                                             ---------     ---------
        Management Fees.....................................................                    .50%          .50%
        12b-1 Fees..........................................................                   None           .20%
        Other Expenses......................................................                    .15%          .30%
        Total Fund Operating Expenses.......................................                    .65%         1.00%
EXAMPLE:
        You would pay the following
        expenses on a $1,000 investment, assuming
        (1) 5% annual return and (2) redemption at
        the end of each time period:
                                                     1 Year                                        $  7         $  10
                                                     3 Years                                       $21          $  32
                                                     5 Years                                       $36          $  55
                                                    10 Years                                       $81          $122

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Other Expenses for Class B shares reflect an undertaking by The Dreyfus Corporation to reimburse the Fund for expenses under the Fund's Shareholder Services Plan with respect to Class B if the annual fund operating expenses for Class B exceed 1% of the average net assets for Class B for the fiscal year ending July 31, 1997. The expenses noted above for Class B, without reimbursement, would have been: Other Expenses -- .38% and Total Fund Operating Expenses -- 1.08%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares," "Distribution Plan" and "Shareholder Services Plans."

                       CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a Class A and Class B share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                         CLASS A SHARES
                                                                      YEAR ENDED JULY 31,
                              ---------------------------------------------------------------------------------------------------
                                1987(1)   1988     1989      1990      1991      1992      1993      1994      1995      1996
                                -------   -------  -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE DATA:
  Net asset value,
    beginning of year            $1.00     $1.00    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                -------   -------  -------   -------   -------   -------   -------   -------   -------   -------
  Investment income--net ......   .016      .045     .053      .058      .052      .036      .024      .023      .031      .029
                                -------   -------  -------   -------   -------   -------   -------   -------   -------   -------
  DISTRIBUTIONS:
  Dividends from investment
    income--net                  (.016)    (.045)   (.053)    (.058)    (.052)    (.036)    (.024)    (.023)    (.031)    (.029)
  Net asset value,
    end of year...               $1.00     $1.00    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                =======   =======  =======   =======   =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN....... 4.16%(2)     4.62%    5.46%     5.93%     5.29%     3.65%     2.46%     2.27%     3.14%     2.94%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets             .--       .50%     .76%      .07%      .02%      .20%      .33%      .33%      .52%      .65%
  Ratio of net investment
    income to
   average net assets...       4.06%(2)     4.48%    5.29%     5.78%     5.08%     3.59%     2.43%     2.24%     3.07%     2.91%
  Decrease reflected in
  above expense ratios
  due to undertakings by
  The Dreyfus Corporation
  (limited to the
    expense limitation
    provision of the
    Management Agreement)      1.50%(2)      .21%     .--       .65%      .59%      .41%      .30%      .28%      .11%      .--
  Net Assets, end of year
    (000's Omitted)            $32,328  $109,037  $77,372  $281,909  $538,978  $549,383  $608,534  $699,105  $463,404  $390,155
(1)From March 10, 1987 (commencement of operations) to July 31, 1987.
(2) Annualized.

                                                                                    CLASS B SHARES
                                                                                  YEAR ENDED JULY 31,
                                                                                  --------------------
PER SHARE DATA:                                                                            1996(1)
                                                                                          -------
  Net asset value, beginning of year...............................                         $1.00
                                                                                          -------
  INVESTMENT OPERATIONS:
  Investment income-net............................................                          .025
                                                                                          -------
  DISTRIBUTIONS:
  Dividends from investment income - net...........................                         (.025)
                                                                                          -------
  Net asset value, end of year.....................................                         $1.00
                                                                                          =======
  TOTAL INVESTMENT RETURN..........................................                          2.56%
  RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................                          1.00%
  Ratio of net investment income to average net assets.............                          2.45%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation .........................                           .08%
  Net Assets, end of year (000's omitted)..........................                        $5,475
(1) From August 1, 1995 (commencement of initial offering) to July 31, 1996.

                             YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                          DESCRIPTION OF THE FUND

GENERAL


        By this Prospectus, two classes of shares of the Fund are being offered_Class A shares and Class B shares (each such class being referred to as a "Class"). The Classes are identical, except for the services offered to and expenses borne by each Class. Class B shares bear certain costs pursuant to a distribution plan adopted by the Fund's Board. See "Distribution Plan" and "Shareholder Services Plans." In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents at the annual rate of .05% of the value of the average daily net assets of Class B. The sub-accounting fee paid by Class B, together with amounts payable pursuant to the Distribution Plan and Shareholder Services Plan, will cause Class B to have a higher expense ratio and to pay lower dividends than Class A. You should consult your Service Agent to determine which Class is offered by the Service Agent.


INVESTMENT OBJECTIVE


        The Fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To accomplish its investment objective, the Fund invests primarily in debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, income tax. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MUNICIPAL OBLIGATIONS

        Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.

MANAGEMENT POLICIES


        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in California Municipal Obligations and the remainder may be invested in securities that are not California Municipal
                                    Page 6

Obligations and therefore may be subject to California income taxes.
See "Investment Considerations and Risks_Investing in California Municipal Obligations" below, and "Dividends, Distributions and Taxes." The Fund also may invest in taxable investments of the quality described under "Appendix -- Certain Portfolio Securities -- Taxable Investments."


        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating investments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, L.P. ("Fitch") and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.


INVESTMENT CONSIDERATIONS AND RISKS


GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The value of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.




INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS -- Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. At June 30, 1994, according to California's Depart ment of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series
                                    Page 7

of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contained a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration in the State's budget and cash situation, between October 1991 and July 1994 the ratings on the State's general obligation bonds were reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay the principal of, such California Municipal Obligations. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


INVESTING IN MUNICIPAL OBLIGATIONS -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities for which the interest is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.
        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.



        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this pro-
                                    Page 8

cedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                           MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.


        For the fiscal year ended July 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                                    Page 9

                              HOW TO BUY SHARES

        Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers"), and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. For shareholders who purchased Fund shares from the Distributor, the Distributor will act as Service Agent. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

        You may purchase Fund shares by check or wire or through the TELETRANSFER privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to the Dreyfus Financial Center located in the lobby of 200 Park Avenue, New York, New York. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY.

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900052163/General California Municipal Money Market Fund, for purchase of Class A or Class B shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable, and indicate the Class of shares being purchased. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, the Government Direct Deposit Privilege and Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

                                    Page 10

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees for servicing. These fees would be in addition to any amounts which might be received under the Fund's Distribution Plan. Service Agents may receive different levels of compensation for selling different Classes of shares. You should consult your Service Agent in this regard.

        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other agent or entity subject to the direction of such agents. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.


        The Fund's net asset value per share is determined twice each day the New York Stock Exchange is open for business: as of 12:00 Noon, New York time, and as of 8:00 p.m., New York time. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

        If your payments are received in or converted into Federal Funds by 12:00 Noon, New York time, on a business day, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, you will begin to accrue dividends on the following business day.

        Qualified institutions may telephone orders for purchase of the Fund's shares. A telephone order will become effective at the price determined at 12:00 Noon, New York time, on a given day, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed to the Distributor or its designee by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day. A telephone order placed to the Distributor or its designee after 12:00 Noon, New York time, but by 8:00 p.m., New York time, on a given day will become effective at the price determined at 8:00 p.m., New York time, on that day if Federal Funds are received by 11:00 a.m., New York time, on the next business day. The shares so purchased will begin to accrue dividends on the business day following the date the order became effective.


        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated
                                    Page 11

Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                               SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard. In addition, use of the privileges noted below may require that the proper forms and information be filed with and processed by the Transfer Agent.
FUND EXCHANGES -- Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any
                                    Page 12

exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."




AUTO-EXCHANGE PRIVILEGE -- Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form from your Service Agent or by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in the Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
PAYROLL SAVINGS PLAN -- Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus
Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization
                                    Page 13

only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DIVIDEND OPTIONS -- Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
QUARTERLY DISTRIBUTION PLAN -- The Quarterly Distribution Plan permits you to receive quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding calendar quarter. To open a Quarterly Distribution Plan, contact the Transfer Agent. The Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Plan.

AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                              HOW TO REDEEM SHARES

GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the
                                    Page 14

Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND
SHARES BY CHECK, BY TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

        The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the TELETRANSFER Privilege. If you are a client of a Selected Dealer, you may redeem Fund shares through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or TELETRANSFER Privilege.


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                    Page 15

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to the Dreyfus Financial Center located in the lobby of 200 Park Avenue, New York, New York. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check because of insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request, or at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts
                                    Page 16

may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

          If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


  REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by 12:00 Noon, New York time, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the redemption request is received after such time, but by 8:00 p.m., New York time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m. New York time, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

                              DISTRIBUTION PLAN
                               (CLASS B ONLY)

        Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund directly bears, with respect to Class B, the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing (within the meaning of Rule 12b-1) Class B shares at an aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class B.

                         SHAREHOLDER SERVICES PLANS
CLASS A -- The Fund has adopted a Shareholder Services Plan with respect to Class A pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
CLASS B -- The Fund has adopted a Shareholder Services Plan with respect to Class B pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class B shares a fee at the annual rate of
 .25 of 1% of the value of the average daily net assets of Class B. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to
                                    Page 17

which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a Class will be borne exclusively by such Class. Class B shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B. See "Annual Fund Operating Expenses."

        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal or State of California personal income taxes. To the extent that you are obligated to pay state or local taxes outside of the State of California, dividends earned by an investment in the Fund may represent taxable income. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether received in cash or reinvested. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations.

        Although all or a substantial portion of the dividends paid by the Fund may be excluded by Fund shareholders from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

                                    Page 18

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended July 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                               GENERAL INFORMATION

        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September l9, 1986, and commenced operations on March l0, 1987. Before March 19, 1990, the Fund's name was General California Tax Exempt Money Market Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into two classes -- Class A and Class B. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.
        Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; outside the U.S. and Canada, call 516-794-5452.
                                    Page 19

                                    APPENDIX

INVESTMENT TECHNIQUES


BORROWING MONEY -- The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


FORWARD COMMITMENTS -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


CERTAIN PORTFOLIO SECURITIES


CERTAIN TAX EXEMPT OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.


TAX EXEMPT PARTICIPATION INTERESTS -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal
                                    Page 20

Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


TENDER OPTION BONDS -- The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.


STAND-BY COMMITMENTS -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


ILLIQUID SECURITIES -- The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends,
                                    Page 21

Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from California income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    Page 22

[This Page Intentionally Left Blank]
                                    Page 23

General California
Municipal Money
Market Fund
Prospectus

Copy Rights 1996 Dreyfus Service Corporation
                                          573p120296

Registration Mark
                                    Page 24


___________________________________________________________________________
                      GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
                                    CLASS A AND CLASS B
                                          PART B
                           (STATEMENT OF ADDITIONAL INFORMATION)

                                     DECEMBER 2, 1996

___________________________________________________________________________

       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of General California Municipal Money Market Fund (the "Fund"), dated December 2, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



                         Call Toll Free 1-800-645-6561
                         Outside the U.S. and Canada -- Call 516-794-5452

       The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                     TABLE OF CONTENTS

                                                                         Page

Investment Objective and Management Policies. . . . . . . . . . . . . . .B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . .B-8
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . .B-12
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .B-14
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-15
Shareholder Services Plans. . . . . . . . . . . . . . . . . . . . . . . .B-15
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .B-16
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . .B-18
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . . .B-21
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . .B-21
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . . .B-22
Yield Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-23
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . . .B-24
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . . . . . .B-25
Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-26
Appendix B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-39
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . .B-43
Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . . .B-54


                       INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended July 31, 1996(2), computed on a monthly basis, was as follows:



       Moody's Investors             Standard & Poor's
       Service, Inc.                 Ratings Group           Percentage
       ("Moody's")            or           ("S&P")           of Value
       ________________              ________________        ________

       MIG 1/VMIG 1, P-1             SP-1+/SP-1, A-1+/A-1       92.9%
       Aaa/Aa                        AAA/AA                      4.0
       Not Rated                     Not Rated                   3.1(2)
                                                               ______
                                                               100.0%
                                                               ______
                                                               ______


____________________________________
(1) The Fund also uses Fitch Investors Service, L.P. ("Fitch") as an additional nationally recognized statistical rating organization. As of July 31, 1996, none of the Fund's investments were rated by Fitch.


(2) Included in the Not Rated category are securities comprising 3.1% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated MIG 1.




       The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, indus-trial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

       Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

       The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Distribution Plan with respect to Class B only, will have the effect of reducing the yield to investors.

       Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

       The Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Fund otherwise will comply with the provisions of Rule 2a-7 in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than thirteen months, the Fund would sell the security as soon as would be practicable. The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

       Ratings of Municipal Obligations. If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause
(b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

       To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obli-gations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings may be relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

       Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.


       Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

       Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

       Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

       In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

       Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks


       Investing in California Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-
1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. At June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 Budget Act contained a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration of the State's budget and cash situation between October 1991 and July 1994, the ratings on the State's general obligation bonds were reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. Investors should review "Appendix A" which sets forth additional information relating to investing in California Municipal Obligations.

Investment Restrictions

       The Fund has adopted the following investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

        1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

        2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

        3.   Sell securities short or purchase securities on margin.

        4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

        5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

        6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

        7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        8.   Invest in companies for the purpose of exercising control.

        9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

       10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

       11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

       For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                                  MANAGEMENT OF THE FUND

       Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund


CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander & Associates,
       Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 53 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10012.


* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East 92nd Street, New York, New York 10128.


SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of SBK
       Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 76 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the Performing
       Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also serves as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government. He is 53 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.


       For so long as the Fund's plans described in the sections captioned "Distribution Plan" and "Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


       Ordinarily, no meetings of shareholders will be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board is required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


       The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended July 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                       Total Compensation
                                      Aggregate          From Fund and
   Name of Board                  Compensation from     Fund Complex Paid
      Member                          Fund*                to Board Member

Clifford L. Alexander, Jr.           $3,750                  $ 94,386 (17)

Peggy C. Davis                       $3,750                  $ 81,636 (15)

Joseph S. DiMartino                  $4,688                  $448,618 (94)

Ernest Kafka                         $3,750                  $ 81,136 (15)

Saul B. Klaman                       $3,750                  $ 81,886 (15)

Nathan Leventhal                     $3,750                  $ 81,636 (15)


________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $181 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.



JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
       General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.




RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
       President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


JOSEPH S. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
       President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
       Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
       President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
       Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

       The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

       The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on November 5, 1996.


       The following shareholder owned of record 5% or more of the Fund's Class A shares outstanding as of November 5, 1996: Capital Network Services, Ref H&Q Cash Management, Attn: Cashier/Trey O'Regan, 1 Bush Street, San Francisco, CA 94104-4425 (5.2817%).


                                   MANAGEMENT AGREEMENT

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

       The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on September 27, 1996. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board, or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


       The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Fran V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.


       The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are: Joseph
P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


       The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


       All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend and disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and any extraordinary expenses. Class B also bears certain distribution expenses in accordance with a written plan and also bears certain costs associated with implementing and operating such plan. See "Distribution Plan."


       As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended July 31, 1994, 1995 and 1996, the management fees payable amounted to $3,474,588, $2,730,063 and $2,195,288, respectively, which amounts were reduced by $1,968,729, $624,410 and $0, respectively, pursuant to undertakings in effect, resulting in net fees paid to the Manager of $1,505,859 in fiscal 1994, $2,105,653 in fiscal 1995 and $2,195,288 in fiscal 1996.

       The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

       The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                                    PURCHASE OF SHARES


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


       The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement dated August 24, 1994. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


       Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


       TeleTransfer Privilege.   TeleTransfer purchase orders may be made at any
time. Purchase orders received by 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Tele- Transfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

       Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                                     DISTRIBUTION PLAN
                                      (CLASS B ONLY)

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan."

       Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Plan") with respect to Class B pursuant to which the Fund reimburses the Distributor for payments made to third parties for distributing Class B shares. The Fund's Board believes that there is a reasonable likelihood that the Plan will benefit the Fund and holders of Class B shares.


       A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval by the holders of Class B shares and that other material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved at a meeting held on September 17, 1996.
The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related agreements or by vote of a majority of the holders of Class B shares.


       For the fiscal year ended July 31, 1996, the Fund paid the Distributor $341 with respect to Class B under the Distribution Plan.


                                SHAREHOLDER SERVICES PLANS

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plans."

       The Fund has adopted a Shareholder Services Plan with respect to Class A pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining Class A shareholder accounts. The Fund also has adopted a Shareholder Services Plan with respect to Class B pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class B shares. Under the Plans, the services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan for Class B, the Distributor may make payments to certain financial institutions, Selected Dealers and other industry professionals (collectively, "Service Agents") in respect of these services.

       A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, each Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with such Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Plan was last so approved at a meeting held on September 17, 1996. Each Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any related agreements.


       During the fiscal year ended July 31, 1996, the Fund was charged an aggregate $296,095 pursuant to the Shareholder Services Plan with respect to Class A. During the same period, $512 was charged to the Fund pursuant to the Shareholder Services Plan with respect to Class B, which amount was reduced by $144, resulting in a net fee paid of $368 pursuant to the Shareholder Services Plan with respect to Class B.


                                   REDEMPTION OF SHARES


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


       Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s).
Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

       If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

       Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, New York time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                     Transfer Agent's
       Transmittal Code              Answer Back Sign
       _______________               ________________

       144295                        144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

       TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares-- TeleTransfer Privilege."


       Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


       Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                                   SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

       Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

       A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

       B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

       D. Shares of funds purchased with a sales load, shares of funds acquired by a revious exchange from shares purchased with a sales load, and additional hares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

       To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account numbers.

       To request an exchange, an investor, or an investor's Service Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) Automated Telephone System) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.
Shares issued in certificate form are not eligible for telephone exchange.

       To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

       Auto-Exchange Privilege. Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange Transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

       The Fund Exchanges service and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

       Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

       Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

       A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

       B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

       D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


       Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                             DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

       Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

       The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.


       The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.




                                  PORTFOLIO TRANSACTIONS

       Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

       Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

       Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.



                            DIVIDENDS, DISTRIBUTIONS AND TAXES


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


       Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended July 31, 1996 and the Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

       If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

       If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

       For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax distributed by the Fund as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purpose of computing the California alternative minimum tax.



                                     YIELD INFORMATION


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."


       For the seven-day period ended July 31, 1996, the Fund's yield was 2.91% for Class A and 2.56% for Class B and the Fund's effective yield was 2.95% for Class A and 2.59% for Class B. The yield for Class B reflects the reimbursement of certain expenses attributable to Class B without which the Fund's Class B yield and the effective yield for the seven-day period ended July 31, 1996 would have been 2.49% and 2.52% respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


       Based upon a 1996 Federal tax rate of 45.22%, the Fund's tax equivalent yield for the seven-day period ended July 31, 1996 was 5.31% for Class A and 4.67% for Class B. Without the reimbursement of certain expenses attributable to Class B, the Fund's Class B tax equivalent yield for the seven-day period ending July 31, 1996 would have been 4.55%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


       The tax equivalent yield noted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. For California personal income tax purposes an 9.3% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of local (including, but not limited to, county, district or city) taxes, if any, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


       Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.


       From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


       From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.


                                INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       The Fund sends annual and semi-annual statements to all its shareholders.


                    TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                             COUNSEL AND INDEPENDENT AUDITORS


       Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through July 31, 1996, the Fund paid the Transfer Agent $74,947. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

       Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                                        APPENDIX A

                                 RISK FACTORS - INVESTING
                            IN CALIFORNIA MUNICIPAL OBLIGATIONS

       Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

       Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

       The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the State General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.

       The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses.
In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

       As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."

       The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipated deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year.

       The Governor's Budget for 1995-96 proposed General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which was estimated to leave a balance of approximately $92 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal was based on a number of assumptions, including receipt of $830 million from the Federal government to offset costs of undocumented and refugee immigrants.


       On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "County Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the County Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the County Funds. As of mid-January 1995, following a restructuring of most of the County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the County Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the County Funds, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.

       The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

       On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

       State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

       The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

       Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.

       Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

       Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

       The State is subject to an annual "appropriations limit" imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

       The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

       As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

       For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit. The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit. The limit for the 1993-94 fiscal year was $36.60 billion, and the appropriations subject to limitation were $6.74 billion under the limit. The limit for the 1994-95 fiscal year was $37.55 billion, and the appropriations subject to limitations were $5.93 billion under the limit. The estimated limit for the 1995-96 fiscal year was $39.31 billion, and the appropriations subject to limitations are estimated to have been $6.47 billion under the limit.

       In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

       Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

       The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.4 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

       In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding.
Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

       The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.

       In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit discussed above also seeks to declare invalid the provision making the $732 million a loan "repayable" from the future years' Proposition 98 funds). Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).

       Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

       The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

       Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools and community colleges. Chapter 66 also adjusted the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

       The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K-14 schools based on Test 2. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

       The 1995-96 Governor's Budget adjusted the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations exceeded the minimum guarantee by $32 million. This appropriation level provided per-pupil funding of $4,225.

       The 1994-95 Proposition 98 minimum guarantee also was adjusted for changes in factors described above, and was calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil were maintained at the prior year's level; consequently, the 1994-95 minimum guarantee included a loan repayment of $135 million, and the per-pupil funding increases to $4,231.


       The 1995-96 Governor's Budget proposed to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee was a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil was estimated to have increased by $61 over 1994-95 to $4,292.


       Sources of Tax Revenue. The California personal income tax, which in 1994-95 contributed about 43% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 9.3%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate is scheduled to return to 9.3%, and the AMT rate is scheduled to drop from 8.5% to 7%.

       The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

       The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 34% of General Fund revenue in 1994-95. Bank and corporation tax revenues comprised about 13% of General Fund revenue in 1994-95. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.

       General Financial Condition of the State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

       Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes. However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.

       As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

       To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

       The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

       The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

       The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.

       In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs).
As a result, the State issued $5 billion of revenue anticipation notes and warrants.

       The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

       The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

       The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

       The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991 -- a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

       The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

       The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

       The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

       Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

       The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

       During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately
$1.8 billion.

       Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

       The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

       The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

       The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

       The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

       The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

       The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

       The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or 1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4%, below forecast.

       Initial analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.

       For the first time in four years, the State entered the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflected the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would have been projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95. Expenditures were estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues were estimated at $13.5 billion (10.7% higher than 1994-95) and Special Fund expenditures were estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projected that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits. The Department of Finance projected in June 1996 that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of $28 million.


       On January 10, 1996, the Governor released his proposed budget for the Fiscal Year 1996-97 (the "Governor's Budget"). The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 Fiscal Year. He further proposed additional costs in certain health and welfare programs, and assumed that cuts previously approved by the Legislature will receive Federal approval. The Governor's Budget proposes increases in funding for K-12 school under Proposition 98, for State higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.


       Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply last year, from 10.1% in January to 7.7% in October and November 1994. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. The number of unemployed Californians fell by nearly 400,000 during the year, while civilian employment increased more than 300,000 in 1994.


       Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.


       Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northridge effects, growth would have been in excess of 5%. Personal income is expected to grow 6.6% for 1995.


                                        APPENDIX B

       Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

       An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                            AAA

       Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                            AA

       Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Note Ratings

                                           SP-1

       The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

       The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Moody's

Municipal Bond Ratings

                                            Aaa

       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                            Aa

       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

Municipal Note Ratings

       Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

       A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

       Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                       MIG 1/VMIG 1

       This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                       MIG 2/VMIG 2

       This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Rating

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternate liquidity.

Fitch

Municipal Bond Ratings

       The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

                                            AAA

       Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                            AA

       Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

Short-Term Ratings

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                           F-1+

       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                            F-1

       Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                            F-2

       Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.





GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                              JULY 31, 1996
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                         AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA-88.0%
Alameda County, TRAN 4.50%, 6/30/97.........................................                    $    6,500,000  $   6,531,364
Anaheim Housing Authority, MFHR, VRDN, Refunding (Villas at Anaheim Hill)
    3.55% (LOC; National Bank of Canada) (a,b)..............................                         8,850,000      8,850,000
California Housing Finance Agency:
    Home Mortgage Revenue:
      3.55%, Series D, 4/1/97 (GIC; FGIC)...................................                        11,500,000     11,500,000
      4%, Series J, 7/24/97 (GIC; FGIC).....................................                         7,000,000      7,000,000
    Multi-Family Revenue, Refunding, VRDN
      3.25%, Series B (Corp. Guaranty; FNMA) (a)............................                         5,600,000      5,600,000
California Pollution Control Financing Authority:
    PCR:
      (Pacific Gas and Electric):
          CP 3.40%, 9/24/96 (LOC; Morgan Guaranty Trust Co.) (b)............                        10,000,000     10,000,000
          Refunding, VRDN 3.60%, Series B (LOC; Rabobank Nederland) (a,b)...                         5,000,000      5,000,000
      (San Diego Gas and Electric)
          4%, Series A, 9/1/96 (Corp. Guaranty; San Diego Gas and Electric).                         7,500,000      7,500,000
    VRDN:
      RRR:
          (Delano Project) 3.65% (LOC; ABN-Amro Bank) (a,b).................                         8,900,000      8,900,000
          Refunding:
            (Ultra Power Malaga Project) 3.70%, Series B (LOC; Bank of America) (a,b)                5,500,000      5,500,000
            (Ultra Power Rocklin Project) 3.70%, Series B (LOC; Bank of America) (a,b)               3,500,000      3,500,000
      SWDR (Colmac Energy Project) 3.55%, Series A (LOC; Swiss Bank Corp.) (a,b)                     6,500,000      6,500,000
California School Cash Reserve Program Authority, Notes
    4.75%, Series A, 7/2/97 (Insured; MBIA).................................                        14,000,000     14,100,683
California Statewide Community Development Authority, VRDN:
    Apartment Development Revenue, Refunding:
      3.20%, Series A-6 (Corp. Guaranty; FNMA) (a)..........................                         6,400,000      6,400,000
      3.30%, Series A-7 (Corp. Guaranty; FNMA) (a)..........................                         6,500,000      6,500,000
    COP, Revenue:
      Refunding (Kaiser Foundation Hospital)
          3.25% (Corp. Guaranty; Kaiser Permanente) (a).....................                         5,000,000      5,000,000
      (Sutter Health Obligation Group)
          3.40% (Insured; AMBAC and Liquidity Facility; Industrial Bank of  Japan) (a)               6,200,000      6,200,000
    Multi-Family Revenue (Canyon Creek Apartments)
      3.50%, Series C (Corp. Guaranty; FNMA) (a)............................                        11,800,000     11,800,000
City of Camarillo, MFHR, VRDN (Heritage Park)
    3.35%, Series A (Corp. Guaranty; FNMA) (a)..............................                         6,700,000      6,700,000
Fresno, MFHR, Refunding, VRDN (Heron Pointe Apartments)
    3.45% (LOC; First Interstate Bank of California) (a,b)..................                         5,400,000      5,400,000

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JULY 31, 1996
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                     AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
Golden Empire Schools Financing Authority, VRDN (Kern High School District)
    3.25% (LOC: Canadian Imperial Bank of Commerce and
    National Westminster Bank) (a,b)........................................                    $    7,400,000  $   7,400,000
City of Hayward Housing Authority, Multi-Family Revenue, Refunding, VRDN
    (Barrington Hills) 3.40%, Series A (Corp. Guaranty; FNMA) (a)...........                        13,550,000     13,550,000
Huntington Beach, MFHR, VRDN:
    (Five Points Seniors Project) 3.50%, Series A (LOC; Wells Fargo Bank) (a,b)                      3,100,000      3,100,000
    (Mercury Savings and Loan Village)
      4.55%, Series A (LOC; Resolution Funding Corp.) (a,b).................                         6,000,000      6,000,000
Irwindale, IDR, VRDN (Toys "R" Us Inc. Project) 3.775% (LOC; Bankers Trust) (a,b)                    3,000,000      3,000,000
City of Los Angeles, TRAN 4.50%, 6/19/97....................................                         6,000,000      6,026,488
Los Angeles, MFHR, VRDN:
    (Beverly Park Apartments) 3.40%, Series A (LOC; Barclays Bank) (a,b)....                         9,600,000      9,600,000
    (Loans To Lender Program):
      3.65%, Series A (LOC; Federal Home Loan Banks) (a,b)..................                         4,300,000      4,300,000
      3.65%, Series B (LOC; Federal Home Loan Banks) (a,b)..................                         7,500,000      7,500,000
    (Lucas Studios Project) 3.65%, Series D (LOC; Bank of America) (a,b)....                         3,655,000      3,655,000
    (Oakwood Apartments) 3.85%, Series B (LOC; Sumitomo Bank) (a,b).........                         9,605,000      9,605,000
Los Angeles County:
    Pension Obligation, Refunding, VRDN
      3.40%, Series C (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)....                         5,000,000      5,000,000
    TRAN 4.50%, 6/30/97 (LOC: Bank of America, Credit Suisse,
      Morgan Guaranty Trust Co., Union Bank of Switzerland and
      West Deutsche Landesbank) (b).........................................                        14,500,000     14,579,160
Los Angeles County Metropolitan Transportation Authority, Revenue:
    CP 3.50%, 10/8/96 (LOC: ABN-Amro, Bank of California, Banque Nationale de
Paris,
      Canadian Imperial Bank of Commerce and National Westminster Bank) (b).                         3,900,000      3,900,000
    VRDN (General Union Station Gateway)
      2.25%, Series A (BPA; Societe Generale and Insured; FSA) (a)..........                        11,000,000     11,000,000
Olcese Water District, COP, CP (Rio Bravo Water Delivery System Program)
    3.80%, Series A, 8/8/96 (LOC; Sumitomo Bank) (b)........................                         8,800,000      8,800,000
City of Redland Sewer Facility Refunding, COP, VRDN
    3.50% (Insured; FGIC and Liquidity Facility; FGIC) (a)..................                         8,000,000      8,000,000
Sacramento County Housing Authority, MFHR, VRDN (Stone Creek Apartments
Project)
    3.55%, Series L (LOC; First Interstate Bank of California) (a,b)........                         5,450,000      5,450,000
Sacramento Municipal Utility District, Electric Revenue, CP:
    3.50%, Series 1, 10/17/96 (LOC; Bayerische Landesbank) (b)..............                         6,993,000      6,993,000
    3.55%, Series 1, 10/17/96 (LOC; Bayerische Landesbank) (b)..............                         8,467,000      8,467,000
San Bernardino County, COP, VRDN 3.73% (LOC; Sumitomo Bank) (a,b)...........                        12,000,000     12,000,000

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     JULY 31, 1996
                                                                                                      PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                     AMOUNT           VALUE
                                                                                                       _______        _______
CALIFORNIA (CONTINUED)
San Diego County, TRAN
    4.50%, 9/30/96 (LOC: Banque Nationale de Paris and National Westminster) (b)                 $  12,000,000  $  12,021,744
San Dimas Redevelopment Agency Industrial Development Authority, IDR, VRDN
    (French Co. Project) 3.65% (LOC; Credit Commercial de France) (a,b).....                         3,800,000      3,800,000
San Francisco City and County Redevelopment Agency, Multi-Family Revenue,
VRDN
    (Bayside Village Project) 3.60%, Series B (LOC; Industrial Bank of Japan) (a,b)                  4,500,000      4,500,000
San Jose Redevelopment Agency, Revenue, VRDN (Merged Area Redevelopment
Project)
    3.35%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)..................                         5,000,000      5,000,000
South Coast Education Agencies, Partnerships Pooled 5%, 8/14/96.............                        11,000,000     11,001,869
Vacaville, MFMR, VRDN (Quail Run) 3.25%, Series A (Corp. Guaranty; FNMA) (a)                         2,900,000      2,900,000
U.S. RELATED-12.0%
Commonwealth of Puerto Rico Government Development Bank, CP:
    3.15%, 8/27/96..........................................................                        10,000,000     10,000,000
    3.40%, 8/12/96..........................................................                         5,000,000      5,000,000
    3.55%, 10/8/96..........................................................                         3,000,000      3,000,000
    3.50%, 10/10/96.........................................................                        10,000,000     10,000,000
    3.55%, 10/10/96.........................................................                        19,000,000     19,000,000
                                                                                                                      ______
TOTAL INVESTMENTS (cost $392,631,308).......................................                                     $392,631,308
                                                                                                                      =======




GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
CP            Commercial Paper                                   MFMR    Multi-Family Mortgage Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
GIC           Guaranteed Investment Contract                     SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes



SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                             OR                STANDARD & POOR'S                        PERCENTAGE OF VALUE
-------                                               -----------------                        ------------------
VMIG1/MIG1, P1 (c)                                    SP1+/SP1, A1+/A1 (c)                          91.7%
Aaa/Aa (d)                                            AAA/AA (d)                                     5.9
Not Rated (e)                                         Not Rated (e)                                  2.4
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1996, 48.9% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (e) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.
    (f)  At July 31, 1996, the Fund had $139,910,000 (35.4% of net assets)
    invested in securities whose payment of prinicipal and interest is dependent upon revenues generated from housing projects.






See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       JULY 31, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                      $392,631,308
    Cash....................................................................                                         1,515,177
    Interest receivable.....................................................                                         1,785,389
    Prepaid expenses........................................................                                            34,504
                                                                                                                       ______
                                                                                                                   395,966,378
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                    $210,125
    Due to Distributor......................................................                         706
    Accrued expenses and other liabilities..................................                     125,847               336,678
                                                                                                   ____                ______
NET ASSETS  ................................................................                                      $395,629,700
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $395,803,373
    Accumulated net realized (loss) on investments..........................                                          (173,673)
                                                                                                                       ______
NET ASSETS at value.........................................................                                      $395,629,700
                                                                                                                       =======
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       390,328,603
                                                                                                                       =======
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         5,474,770
                                                                                                                       =======
NET ASSET VALUE per share:
    Class A Shares
      ($390,154,930 / 390,328,603 shares)...................................                                             $1.00
                                                                                                                       =======
    Class B Shares
      ($5,474,770 / 5,474,770 shares).......................................                                             $1.00
                                                                                                                       =======


See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED JULY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $15,651,463
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $2,195,288
      Shareholder servicing costs-Note 2(c).................................                        483,684
      Professional fees.....................................................                         62,389
      Custodian fees........................................................                         47,135
      Trustees' fees and expenses-Note 2(d).................................                         24,183
      Registration fees.....................................................                         18,578
      Prospectus and shareholders' reports..................................                         13,492
      Distribution fees (Class B)-Note 2(b).................................                            341
      Miscellaneous.........................................................                         17,673
                                                                                                      _____
          TOTAL EXPENSES....................................................                      2,862,763
      Less-reduction in shareholder servicing cost due to undertaking-Note 2(c)                         144
                                                                                                      _____
          NET EXPENSES......................................................                                         2,862,619
                                                                                                                        ______
INVESTMENT INCOME-NET.......................................................                                        12,788,844
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                           (25,274)
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $12,763,570
                                                                                                                        ======




See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED JULY 31,
                                                                                         ------------------------------
                                                                                             1995             1996
                                                                                          ---------          ---------
OPERATIONS:
    Investment income-net.............................................            $      16,752,063     $  12,788,844
    Net realized (loss) on investments................................                      (28,743)          (25,274)
                                                                                          ________          ________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   16,723,320        12,763,570
                                                                                          ________          ________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares..................................................                  (16,752,063)      (12,784,667)
      Class B shares..................................................                          --             (4,177)
                                                                                          ________          ________
          TOTAL DIVIDENDS.............................................                  (16,752,063)      (12,788,844)
                                                                                          ________          ________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares..................................................                1,802,148,457     1,393,367,866
      Class B shares..................................................                          --          5,485,204
    Dividends reinvested:
      Class A shares..................................................                   15,289,984        11,495,460
      Class B shares..................................................                          --              4,177
    Cost of shares redeemed:
      Class A shares..................................................               (2,053,110,924)   (1,478,086,875)
      Class B shares..................................................                          --            (14,611)
                                                                                          ________          ________
          (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS               (235,672,483)      (67,748,779)
                                                                                          ________          ________
            TOTAL (DECREASE) IN NET ASSETS............................                 (235,701,226)      (67,774,053)
NET ASSETS:
    Beginning of year.................................................                  699,104,979       463,403,753
                                                                                          ________          ________
    End of year.......................................................             $    463,403,753  $    395,629,700
                                                                                          =========         =========



See notes to financial statements.


GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated
December 2, 1996.


See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General California Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On July 19, 1995, the Fund's Board of Trustees approved an amendment to the Fund's Agreement and Declaration of Trust to provide for the issuance of additional shares of the Fund. The amendment was approved by Fund shareholders on September 1, 1994. Pursuant to the amendment, the Fund's existing authorized shares were classified as Class A shares and an unlimited number of authorized and unissued shares of Beneficial Interest of the Fund, par value $.001 per share, were classified as Class B shares. The Fund began offering both Class A and Class B shares on August 1, 1995. Class A shares and Class B shares are identical except as to the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by service agents at an annual rate of .05% of the value of the average daily net assets of Class B.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $155,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through July 31, 1996 which are treated for Federal income tax purposes, as arising in fiscal 1997. If not applied, $8,200 of the carryover expires in fiscal 2002, $113,800 expires in fiscal 2003 and $33,000 expires in fiscal
2004.
    At July 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1-1/2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the year ended July 31, 1996.
    (B) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, effective August 1, 1995, the Fund directly bears the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing Class B shares at an aggregate annual rate up to .20 of 1% of the value of the average daily net assets of Class B. During the year ended
July 31, 1996, $341 was charged to the Fund pursuant to the Class B
Distribution Plan.
    (C) Pursuant to the Fund's Shareholder Services Plan, with respect to
Class A ("Class A Shareholder Services Plan"), the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net of assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended July 31, 1996, the Fund was charged an aggregate of $296,095 pursuant to the Class A Shareholder Services Plan.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), effective August 1, 1995, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of their services. The Distributor determines the amounts to be paid to Service Agents.
    The Manager has currently undertaken through July 31, 1997, that if the aggregate expenses of Class B of the Fund (exclusive of certain expenses as described above) exceed 1% of the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the Fund under the Shareholder Services Plan relating to Class B to the extent of any excess expense and up to the full fee payable under such Plan. During the year ended July 31, 1996, $512 was charged to the Fund pursuant to the Class B
Shareholder Services Plan, of which $144 was reimbursed by the Manager.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $74,947 during the year ended
July 31, 1996.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
September 4, 1996






                    GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND


                               PART C. OTHER INFORMATION


Item 24.   Financial Statements and Exhibits - List

     (a)   Financial Statements:

                 Included in Part A of the Registration Statement:

                 Financial Highlights for the period from March 10, 1987 (commencement of operations) to July 31, 1987 and for each of the nine years ended July 31, 1996 for Class A and for the period from August 31, 1995 through July 31, 1996 for Class B.

                 Included in Part B of the Registration Statement:


                      Statement of Investments--July 31, 1996


                      Statement of Assets and Liabilities--July 31, 1996


                      Statement of Operations--year ended July 31, 1996


                      Statement of Changes in Net Assets--for each of the two years ended July 31, 1995 and July 31, 1996

                      Notes to Financial Statements


                      Reports of Ernst & Young LLP, Independent Auditors, dated September 4, 1996







Schedule Nos. I through VIII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits - List (continued)

  (b)      Exhibits:

  (1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1994.

  (6)(a) Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1994.

  (6)(b) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (6)(c) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 3, 1995.

  (8)(b)   Sub-Custodian Agreements are incorporated by reference to Exhibit
           (8)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1994.

  (9)(a) Registrant's Shareholder Services Plan for Class A is incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (9)(b) Registrant's Shareholder Services Plan for Class B is incorporated by reference to Exhibit (9)(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 3, 1995.

  (11)     Consent of Independent Auditors.

Item 24.   Financial Statements and Exhibits - List (continued)

  (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on September 29, 1993.

  (17)     Financial Data Schedule.

  (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 28, 1995.

  Other Exhibits

                 (a)  Powers of Attorney of the Directors and Officers.


                 (b)  Certificate of Secretary.


Item 25.   Persons Controlled by or under Common Control with Registrant

           Not Applicable


Item 26.   Number of Holders of Securities

             (1)                                            (2)

                                                    Number of Record
          Title of Class                Holders as of November 5, 1996

                                             Class A      Class B
          Shares of Beneficial Interest      -------     -------
          (par value $.001)                  5,702           3

Item 27.  Indemnification

          Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
          (1) of Post-Effective Amendment  No. 13 to the Registration

Item 27.  Indemnifiction - (continued)

          Statement on Form N-1A, filed on June 28, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on June 28, 1995, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1994.

Item 28.  Business and Other Connections of Investment Adviser

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)

________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Institutional Sales                Dreyfus Service Corporation*;
                                   Broker-Dealer Division of Dreyfus
                                   Service Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.




Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Stock Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus S&P 500 Index Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Investment Grade Bond Funds, Inc.
          66) The Dreyfus Socially Responsible Growth Fund, Inc.
          67)  Dreyfus Tax Exempt Cash Management
          68)  The Dreyfus Third Century Fund, Inc.
          69)  Dreyfus Treasury Cash Management
          70)  Dreyfus Treasury Prime Cash Management
          71)  Dreyfus Variable Investment Fund
          72)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)  General California Municipal Bond Fund, Inc.
          74)  General California Municipal Money Market Fund
          75)  General Government Securities Money Market Fund, Inc.
          76)  General Money Market Fund, Inc.
          77)  General Municipal Bond Fund, Inc.
          78)  General Municipal Money Market Fund, Inc.
          79)  General New York Municipal Bond Fund, Inc.
          80)  General New York Municipal Money Market Fund
          81)  Premier Insured Municipal Bond Fund
          82)  Premier California Municipal Bond Fund
          83)  Premier Equity Funds, Inc.
          84)  Premier Global Investing, Inc.
          85)  Premier GNMA Fund
          86)  Premier Growth Fund, Inc.
          87)  Premier Municipal Bond Fund
          88)  Premier New York Municipal Bond Fund
          89)  Premier State Municipal Bond Fund
          90)  Premier Strategic Growth Fund
          91)  Premier Value Fund




(b)
                                                              Positions and
Name and principal          Positions and offices with        offices with
business address            the Distributor                   Registrant
__________________          ___________________________       _____________

Marie E. Connolly+          Director, President, Chief        President and
                            Executive Officer and Compliance  Treasurer
                            Officer

Joseph F. Tower, III+       Senior Vice President, Treasurer  Vice President
                            and Chief Financial Officer       and Assistant
                                                              Treasurer

John E. Pelletier+          Senior Vice President, General    Vice President
                            Counsel, Secretary and Clerk      and Secretary

Roy M. Moura+               First Vice President              None

Dale F. Lampe+              Vice President                    None

Richard W. Ingram+          Director and Senior               Vice President
                            Vice President                    and Assistant
                                                              Treasurer

Mary A. Nelson+             Vice President                    Vice President
                                                              and Assistant
                                                              Treasurer

Paul Prescott+              Vice President                    None

Douglas C. Conroy+          None                              Vice President
                                                              and Assistant
                                                              Secretary

Elizabeth A. Bachman++      Assistant Vice President          Vice President
                                                              and Assistant
                                                              Secretary

Mark A. Karpe+              None                              Vice President
                                                              and Assistant
                                                              Secretary

Jean M. O'Leary+            Assistant Secretary and           None
                            Assistant Clerk

John W. Gomez+              Director                          None

William J. Nutt+            Director                          None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.     Location of Accounts and Records
             ________________________________

             1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                 P.O. Box 9671
                 Providence, Rhode Island 02940-9671

             2.  The Bank of New York
                 90 Washington Street
                 New York, New York 10286

             3.  Dreyfus Transfer, Inc.
                 P.O. Box 9671
                 Providence, Rhode Island 02940-9671

             4.  The Dreyfus Corporation
                 200 Park Avenue
                 New York, New York 10166

Item 31.     Management Services
_______      ___________________

             Not Applicable

Item 32.     Undertakings
________     ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 2nd day of December, 1996.

          GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

          BY:  /s/Marie E. Connolly*
               MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signatures                           Title                         Date
___________________________        ________________               ___________


/s/Marie E. Connolly*              President and Treasurer           12/2/96
Marie E. Connolly                  (Principal Executive Officer)

/s/Joseph F. Tower, III*           Assistant Treasurer               12/2/96
Joseph F. Tower, III               (Principal Accounting
                                   and Financial Officer)

/s/Joseph S. DiMartino*            Chairman of the Board             12/2/96
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*     Board Member                      12/2/96
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*                 Board Member                      12/2/96
Peggy C. Davis

/s/Ernest Kakfa*                   Board Member                      12/2/96
Ernest Kafka

/s/Saul B. Klaman*                 Board Member                      12/2/96
Saul B. Klaman

/s/Nathan Leventhal*               Board Member                      12/2/96
Nathan Leventhal


*BY:
     Elizabeth A. Bachman,
     Attorney-in-Fact





               GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND

                              EXHIBIT INDEX

Item No.              Exhibit                                Page No.

(11)                  Consent of Independent Auditors

(17)                  Financial Data Schedule

                      Other Exhibits

                      (a)  Powers of Attorney

                      (b)  Certificate of Secretary